________________________________________________________________________________


                                  SCM STRATEGIC
                                   GROWTH FUND

________________________________________________________________________________

                      a series of the SCM Investment Trust




                               Annual Report 2000


                            FOR THE YEAR ENDED MAY 31




                               INVESTMENT ADVISOR
                        Shanklin Capital Management, Inc.
                               1420 Osborne Street
                                    Suite B16
                               Humboldt, TN 38343
                                 1-901-784-4444


                            SCM STRATEGIC GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863





This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the SCM Strategic Growth Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

                                                                       SCM FUNDS


Dear Fellow Shareholders:

We are pleased to provide you with this annual report for the SCM Strategic Growth Fund for the fiscal year ending May 31, 2000. Over this twelve-month period, the Fund produced a total return of -0.98%. Consequently, the Fund underperformed both the Russell 3000 Index (10.45%) and the Lipper Flexible Portfolio Fund Index (5.77%).

This twelve-month performance "snapshot" differs dramatically from the previous quarter ended March 31st. At that time, the Fund closed at $11.44 -- up 16.59% in one year and up 5.63% for the first three months of calendar year 2000. Both respectable absolute and relative returns. The collapse which followed in April and May was swift and discouraging, but no doubt probably long overdue. As evidenced by the table below, the technology-laden Nasdaq Composite Index suffered most. However, no particular sector or index was entirely immune to the plummet in stock prices.


                                                                        YTD through      Mar. 31, 2000 to      May 28, 1999 to
                                                                       May 31, 2000        May 31,2000          May 31, 2000
                                                                       ------------        -----------          ------------

SCM Strategic Growth Fund (closing price on May 31, 2000: $10.25)         -5.36%             -10.40%               -0.98%
Nasdaq Composite Index                                                   -16.43%             -25.63%               37.66%
Dow Jones Industrial Average                                              -8.48%              -3.66%               -0.35%
Russell 3000 Index                                                        -2.44%              -6.30%               10.45%
Wilshire 5000 Index (Best measure of the entire U.S. stock market)        -5.50%              -8.70%                8.99%


The performance gap between the few technology favorites and the many also-rans had reached epic proportions. One analyst calculated that current valuation levels were so far from market norms that they should occur only once every 285 billion years. For many months investors tried to justify ever higher stock prices for companies with no earnings and little prospect for earnings in the coming years. While there are many proposed reasons why stocks dropped so dramatically, it would simply seem unsustainable price valuations were the primary culprit.

The dominant pricing tool for top-performing equities had become a multiple of forward revenues. It appears that the market revalued these stocks to more conventional and traditional techniques tied to earnings. When this occurs prices can easily get cut in half, which in many cases is exactly what we've seen.

Another factor may have been the market's appetite for initial public offerings (IPO's). Over long time periods, fundamentals move stock prices, particularly earnings growth. However, over short periods, supply/demand and investor psychology may often drive prices. The recent IPO market has seen companies go public that in less exuberant times would have remained private for several more years. Many retail investors essentially became mid-stage venture capital investors--sharing the lofty return expectations of professional venture capitalists without sharing the same understanding of the risk. This high return/low risk expectation drove margin borrowing to record highs. Leverage then intensified recent stock price declines, as those investors who borrowed had to sell to cover losses.

A "benefit" to the stock market correction is that concerns over a "bubble" have been greatly reduced. Asset prices have long been a source of worry at the Federal Reserve. With a decline in stock prices, the Fed's policies are likely to be more accommodative in the future than they otherwise would have been. This will help to ensure the long-term health of the market, and do much more good than any harm a short-term setback will cause. Furthermore, a positive shift in economic sentiment during the last days of May spurred the markets to gains. Recent reports have indicated that certain sectors of the economy may in fact be slowing. This has many economists reducing the time and magnitude of future Fed rate increases. We caution, however, that the Fed may not be done raising rates so long as consumer demand remains high.

Our near-term outlook calls for more volatility, but this should not be a major concern. Wealth is built over the long-term, and our outlook remains positive. The long-term underlying trends moving this market are still in place. "Baby-boomers" are getting older and saving for their retirement. Labor remains tight, which means businesses will continue to invest in capital as a substitute for labor. Major investment continues in communications, led by soaring demand for wireless and internet services. These trends coupled with strong economic growth and low to moderate inflation, should fuel stocks to at least average to above-average annualized returns for the next several years. Just be mindful, there will be more bumps along the way.

The stock market frequently acts like a mirror, reflecting investor confidence levels, but what ultimately drives the price of any one stock is the underlying value of the corporation. For this reason, we continue to primarily invest in quality managed companies with highly visible earnings. When the market recovers, we find these stocks will have usually held up better and rebound faster than lower quality stocks with little or no earnings.

Portfolio Notes
---------------

The market's recent descent made some previously overvalued stocks attractive again -- particularly within the technology sector. At the end of the last reporting period, November 1999, the Fund had approximately 78% of its total net assets allocated to stocks. By May 31st , that figured had increased to 84%. In addition, thirty-nine percent of the Fund's equity holdings were classified as either low-tech or hi-tech. This is a modest increase from the last semi-annual report and represents the Fund's highest allocation to technology since inception. As currently structured, we believe the Fund's fifty-four equity positions demonstrate an appropriate balance between growth and value.

Since year-end, the Fund's technology holdings, as a group, have performed well despite the "noise" of April and May. Scientific-Atlanta (SFA), a benefactor of the internet's expansion to TV, has been the Fund's stellar performer adding 82% since December 31. SFA is followed by BEI Technologies (BEIQ) and Insight Enterprises (NSIT). BEIQ and NSIT, both low-tech ideas, have each appreciated by at least forty-percent since being acquired in March and April. Despite such impressive short-term performance, we believe they can return even more over time. Other non-tech positions have also contributed favorably to the Fund's year-to-date results. These include Tidewater Inc. (TDW), an oil and energy services firm profiting from higher energy costs, Kansas City Southern Industries (KSU), Medtronic (MDT), and Southwest Airlines (LUV). Most of these are higher by at least 25 percent.

On the other hand, we tactfully mention that some of the Fund's holdings have not performed as we would hope. The apparent slowdown in the economy, particularly in mortgage lending and consumer spending, has been especially hard on retailers like Home Depot (HD) and Target (TGT). A few companies, Stillwater Mining (SWC) and BMC Software (BMCS) come to mind, have been sidelined by operational issues which when resolved should further enhance their business prospects. We are content to wait and see. Even one of the blue-chip technology companies, Lucent Technologies (LU), has had a tough go so far this calendar year after falling short of Wall Street's expectations.

There is an old saying that "getting rich quick doesn't work. . .getting rich slow does." We have never tried to make money fast for our clients. We manage a blend of asset classes to control risk and safely seek capital appreciation. We manage money, in other words, to create long-term wealth. Despite the market's spring swoon, we are committed to the "bigger picture" and remain confident long-term investors will be ultimately rewarded.

Sincerely,


/s/ Dan Shanklin                           /s/ Tim Shanklin

Dan Shanklin                                Tim Shanklin
Chairman                                    Portfolio Manager


P.S. The day this report was sent to the printer (7/14), the closing price of the Fund was $11.22.

                           SCM STRATEGIC GROWTH FUND

                    Performance Update - $10,000 Investment
         For the period from June 29, 1998 (Commencement of Operations)
                                to May 31, 2000


[LINE GRAPH HERE]
--------------------------------------------------------------------------------
              SCM Strategic                                Lipper Flexible
               Growth Fund       Russell 3000 Index      Portfolio Fund Index
--------------------------------------------------------------------------------
 6/29/98         $10,000              $10,000                   $10,000
 8/31/98           7,770                8,287                     8,930
11/30/98           8,700               10,108                    10,125
 2/28/99           9,504               10,720                    10,438
 5/31/99          10,376               11,395                    10,819
 8/31/99           9,945               11,473                    10,838
11/30/99          10,486               12,207                    11,121
 2/29/00          10,815               12,598                    11,337
 5/31/00          10,274               12,740                    11,442


This graph depicts the performance of the SCM Strategic Growth Fund versus the Russell 3000 Index and the Lipper Flexible Portfolio Fund Index. It is important to note that the SCM Strategic Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

---------------------     ----------------------------------------
   One Year Period             Since 6/29/98 (commencement of
    Ended 5/31/00                  operations) to 5/31/00
---------------------     ----------------------------------------
       (0.98)%                              1.42%
---------------------     ----------------------------------------


The graph assumes an initial $10,000 investment at June 29, 1998 (commencement of operations). All dividends and distributions are reinvested.

At May 31, 2000, the SCM Strategic Growth Fund would have grown to $10,274 - a cumulative total investment return of 2.74% since June 29, 1998.

At May 31, 2000, a similar investment in the Russell 3000 Index would have grown to $12,740 - a cumulative total investment return of 27.40%; and the Lipper Flexible Portfolio Fund Index would have grown to $11,442 - a cumulative total investment return of 14.42% since June 29, 1998.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                        Shares            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 84.23%

       Auto Parts - Original Equipment - 1.82%
            Johnson Controls, Inc. .....................................................                 3,250           $   185,047
                                                                                                                         -----------

       Broadcast - Radio & Television - 1.55%
         (a)Pixar, Inc. ................................................................                 4,600               157,550
                                                                                                                         -----------

       Commercial Services - 5.52%
         (a)Concord EFS, Inc. ..........................................................                 8,415               204,064
            Equifax Inc. ...............................................................                 6,800               188,275
         (a)NOVA Corporation ...........................................................                 5,750               168,906
                                                                                                                         -----------
                                                                                                                             561,245
                                                                                                                         -----------
       Computer Hardware & Software - 2.28%
         (a)Insight Enterprises, Inc. ..................................................                 5,100               231,412
                                                                                                                         -----------

       Computer Software & Services - 8.46%
         (a)Acxiom Corporation .........................................................                 6,915               202,264
         (a)BMC Software, Inc. .........................................................                 4,100               180,400
         (a)Cisco Systems, Inc. ........................................................                 3,380               192,660
         (a)Oracle Corporation .........................................................                 2,475               177,891
         (a)RealNetworks, Inc. .........................................................                 2,930               106,396
                                                                                                                         -----------
                                                                                                                             859,611
                                                                                                                         -----------
       Computers - 7.88%
         (a)Dell Computer Corporation ..................................................                 4,820               207,862
         (a)NCR Corporation ............................................................                 5,205               219,586
         (a)Sun Microsystems, Inc. .....................................................                 2,400               183,900
         (a)Xircom, Inc. ...............................................................                 4,600               189,750
                                                                                                                         -----------
                                                                                                                             801,098
                                                                                                                         -----------
       Diversified Operations - 1.60%
            Minnesota Mining and Manufacturing Company .................................                 1,900               162,925
                                                                                                                         -----------

       Electronics - 2.38%
            BEI Technologies, Inc. .....................................................                 2,300                41,400
         (a)SCI Systems, Inc. ..........................................................                 4,460               200,700
                                                                                                                         -----------
                                                                                                                             242,100
                                                                                                                         -----------
       Electronics - Semiconductor - 4.23%
         (a)Advanced Micro Devices, Inc. ...............................................                 2,100               171,019
            Intel Corporation ..........................................................                 2,075               258,597
                                                                                                                         -----------
                                                                                                                             429,616
                                                                                                                         -----------
       Financial Services - 3.23%
         (a)Pre-Paid Legal Services, Inc. ..............................................                 5,300               159,994
         (a)The Profit Recovery Group International, Inc. ..............................                 9,300               168,562
                                                                                                                         -----------
                                                                                                                             328,556
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                        Shares            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 6.28%
         (a)Cumberland Bancorp, Inc. ...................................................                20,000           $   255,000
            J.P. Morgan & Co. Incorporated .............................................                 1,500               193,125
            National Commerce Bancorporation ...........................................                10,000               190,000
                                                                                                                         -----------
                                                                                                                             638,125
                                                                                                                         -----------
       Financial - Securities Brokers - 1.95%
            The Charles Schwab Corporation .............................................                 7,020               198,754
                                                                                                                         -----------

       Lodging - 0.47%
         (a)Brookdale Living Communities, Inc. .........................................                 3,500                48,125
                                                                                                                         -----------

       Medical Supplies - 4.22%
            Medtronic, Inc. ............................................................                 4,982               257,196
         (a)Renal Care Group, Inc. .....................................................                 7,205               172,019
                                                                                                                         -----------
                                                                                                                             429,215
                                                                                                                         -----------
       Mining - 1.27%
         (a)Stillwater Mining Company ..................................................                 4,600               129,087
                                                                                                                         -----------

       Oil & Gas - Domestic - 1.56%
         (a)Louis Dreyfus Natural Gas Corp. ............................................                 4,900               158,331
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.30%
            Tidewater Inc. .............................................................                 6,000               233,250
                                                                                                                         -----------

       Oil & Gas - International - 1.84%
            Exxon Mobil Corporation ....................................................                 2,240               186,620
                                                                                                                         -----------

       Retail - Department Stores - 1.88%
            Wal-Mart Stores, Inc. ......................................................                 3,310               190,739
                                                                                                                         -----------

       Retail - General Merchandise - 4.23%
         (a)Dollar Tree Stores, Inc. ...................................................                 4,265               253,768
            Target Corporation .........................................................                 2,810               176,152
                                                                                                                         -----------
                                                                                                                             429,920
                                                                                                                         -----------
        Retail - Specialty Line - 1.56%
            The Home Depot, Inc. .......................................................                 3,235               158,110
                                                                                                                         -----------





                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                        Shares            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications - 5.98%
         (a)JDS Uniphase Corporation ...................................................                 1,350           $   118,800
         (a)MasTec, Inc. ...............................................................                 2,800               191,450
         (a)Nextel Communications, Inc. ................................................                 1,185               109,761
            SBC Communications Inc. ....................................................                 4,295               187,638
                                                                                                                         -----------
                                                                                                                             607,649
                                                                                                                         -----------
       Telecommunications Equipment - 4.82%
            American Tower Corporation .................................................                 4,000               148,500
            Lucent Technologies Inc. ...................................................                 3,300               189,337
            Scientific-Altanta, Inc. ...................................................                 2,700               152,213
                                                                                                                         -----------
                                                                                                                             490,050
                                                                                                                         -----------
       Transportation - Air - 3.72%
         (a)FedEx Corp. ................................................................                 4,645               164,317
            Southwest Airlines Co. .....................................................                11,150               213,941
                                                                                                                         -----------
                                                                                                                             378,258
                                                                                                                         -----------
       Transportation - Rail - 1.72%
            Kansas City Southern Industries, Inc. ......................................                 2,600               174,850
                                                                                                                         -----------

       Utilities - Telecommunications - 1.48%
         (a)WorldCom, Inc. .............................................................                 4,000               150,500
                                                                                                                         -----------

            Total Common Stocks (Cost $6,937,779) ............................................................             8,560,743
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Interest          Maturity
                                                                  Principal           Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.18%

       United States Treasury Note ..........................     $150,000           5.000%           02/28/01               148,230
       United States Treasury Note ..........................      120,000           5.125%           08/31/00               119,794
       United States Treasury Strip .........................      185,000           0.000%           11/15/00               179,747
       Federal Home Loan Bank ...............................      150,000           6.810%           01/25/02               148,875
       Federal National Mortgage Association ................      150,000           5.625%           02/20/04               141,422
       Federal National Mortgage Association ................      150,000           6.570%           06/27/02               147,937
       Federal National Mortgage Association ................      150,000           7.000%           12/27/02               148,359
                                                                                                                         -----------

            Total U.S. Government and Agency Obligations (Cost $1,041,719) ...................................             1,034,364
                                                                                                                         -----------




                                                                                                                         (Continued)

                                                      SCM STRATEGIC GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                        Shares            (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.37%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...................................               374,341           $   374,341
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .............................               171,027               171,027
                                                                                                                         -----------

            Total Investment Companies (Cost $545,368) .......................................................               545,368
                                                                                                                         -----------


Total Value of Investments (Cost $8,524,866 (b)) .......................................                 99.78%          $10,140,475
Other Assets Less Liabilities ..........................................................                  0.22%               22,753
                                                                                                        ------           -----------
       Net Assets ......................................................................                100.00%          $10,163,228
                                                                                                        ======           ===========





       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation ...........................................................................         $ 1,744,175
            Unrealized depreciation ...........................................................................            (128,566)
                                                                                                                        -----------

                            Net unrealized appreciation .......................................................         $ 1,615,609
                                                                                                                        ===========



















See accompanying notes to financial statements


                                                      SCM STRATEGIC GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 2000


ASSETS
       Investments, at value (cost $8,524,866) .........................................................                $10,140,475
       Income receivable ...............................................................................                     23,450
       Deferred organization expenses, net (note 3) ....................................................                     16,602
                                                                                                                        -----------

            Total assets ...............................................................................                 10,180,527
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ................................................................................                     14,721
       Disbursements in excess of cash on demand deposit ...............................................                      2,578
                                                                                                                        -----------

            Total liabilities ..........................................................................                     17,299
                                                                                                                        -----------

NET ASSETS
       (applicable to 991,813 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                $10,163,228
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($10,163,228 / 991,813 shares) ..................................................................                     $10.25
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                $ 9,261,585
       Undistributed net investment oincome ............................................................                     20,054
       Accumulated net realized loss on investments ....................................................                   (734,020)
       Net unrealized appreciation on investments ......................................................                  1,615,609
                                                                                                                        -----------
                                                                                                                        $10,163,228
                                                                                                                        ===========




















See accompanying notes to financial statements

                                                      SCM STRATEGIC GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                       Year ended May 31, 2000



INVESTMENT INCOME

       Income
            Interest .......................................................................................              $  82,924
            Dividends ......................................................................................                 65,166
                                                                                                                          ---------

                  Total income .............................................................................                148,090
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ..............................................................                 85,337
            Fund administration fees (note 2) ..............................................................                 15,059
            Custody fees ...................................................................................                  4,137
            Registration and filing administration fees (note 2) ...........................................                    650
            Fund accounting fees (note 2) ..................................................................                 24,000
            Audit fees .....................................................................................                 10,530
            Legal fees .....................................................................................                  5,271
            Securities pricing fees ........................................................................                  3,355
            Shareholder recordkeeping fees .................................................................                  9,000
            Shareholder servicing expenses .................................................................                  6,908
            Registration and filing expenses ...............................................................                  1,931
            Printing expenses ..............................................................................                  5,369
            Amortization of deferred organization expenses (note 3) ........................................                  5,413
            Trustee fees and meeting expenses ..............................................................                  1,832
            Other operating expenses .......................................................................                  5,964
                                                                                                                          ---------

                  Total expenses ...........................................................................                184,756
                                                                                                                          ---------

                  Less investment advisory fees waived (note 2) ............................................                (59,328)
                                                                                                                          ---------

                  Net expenses .............................................................................                125,428
                                                                                                                          ---------

                       Net investment income ...............................................................                 22,662
                                                                                                                          ---------

REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS

       Net realized loss from investment transactions ......................................................               (322,126)
       Increase in unrealized appreciation on investments ..................................................                298,798
                                                                                                                          ---------

            Net realized and unrealized loss on investments ................................................                (23,328)
                                                                                                                          ---------

                  Net decrease in net assets resulting from operations .....................................              $    (666)
                                                                                                                          =========








See accompanying notes to financial statements


                                                      SCM STRATEGIC GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended           Period ended
                                                                                                    May 31,               May 31,
                                                                                                     2000                1999 (b)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

       Operations
           Net investment income ....................................................             $    22,662           $    15,111
           Net realized loss from investment transactions ...........................                (322,126)             (411,894)
           Increase in unrealized appreciation on investments .......................                 298,798             1,316,811
                                                                                                  -----------           -----------

                Net (decrease) increase in net assets resulting from operations .....                    (666)              920,028
                                                                                                  -----------           -----------

       Distributions to shareholders from
           Net investment income ....................................................                  (9,538)               (8,181)
                                                                                                  -----------           -----------

       Capital share transactions
           Increase in net assets resulting from capital share transactions (a) .....               1,566,857             7,694,728
                                                                                                  -----------           -----------

                     Total increase in net assets ...................................               1,556,653             8,606,575

NET ASSETS

       Beginning of period ..........................................................               8,606,575                     0
                                                                                                  -----------           -----------

       End of period (including undistributed net investment income
                       of $20,054 in 2000 and $6,930 in 1999) .......................             $10,163,228           $ 8,606,575
                                                                                                  ===========           ===========




(a) A summary of capital share activity follows:
                                                ------------------------------------------------------------------------------------
                                                                  Year ended                                Period ended
                                                                 May 31, 2000                             May 31, 1999 (b)

                                                        Shares                 Value                Shares                 Value
                                                ------------------------------------------------------------------------------------

Shares sold ...............................               411,852           $ 4,256,521               865,908           $ 8,035,651
Shares issued for reinvestment
       of distributions ...................                   882                 9,538                   878                 8,181
                                                      -----------           -----------           -----------           -----------

                                                          412,734             4,266,059               866,786             8,043,832

Shares redeemed ...........................              (252,058)           (2,699,202)              (35,649)             (349,104)
                                                      -----------           -----------           -----------           -----------

       Net increase .......................               160,676           $ 1,566,857               831,137           $ 7,694,728
                                                      ===========           ===========           ===========           ===========





(b) For the period from June 1, 1998 (initial seed date) to May 31, 1999.



See accompanying notes to financial statements


                                                      SCM STRATEGIC GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)






------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year ended           Period ended
                                                                                                May 31,               May 31,
                                                                                                 2000                1999 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................................                    $10.36                $10.00

      (Loss) income from investment operations
           Net investment income ..............................................                      0.02                  0.02 (b)
           Net realized and unrealized (loss) gain on investments .............                     (0.12)                 0.35 (b)
                                                                                              -----------           -----------

                Total from investment operations ..............................                     (0.10)                 0.37
                                                                                              -----------           -----------

      Distributions to shareholders from
           Net investment income ..............................................                     (0.01)                (0.01)
                                                                                              -----------           -----------

Net asset value, end of period ................................................                    $10.25                $10.36
                                                                                              ===========           ===========


Total return ..................................................................                     (0.98)%                3.76 %
                                                                                              ===========           ===========


Ratios/supplemental data

      Net assets, end of period ...............................................               $10,163,228           $ 8,606,575
                                                                                              ===========           ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......................                      1.84 %                2.68 %(c)
           After expense reimbursements and waived fees .......................                      1.25 %                1.25 %(c)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ......................                     (0.37)%               (1.07)%(c)
           After expense reimbursements and waived fees .......................                      0.23 %                0.35 %(c)


      Portfolio turnover rate .................................................                    113.59 %               45.51 %




(a) For the period from June 29, 1998 (commencement of operations) to May 31, 1999.
(b) Includes  undistributed  net investment  income of $0.00 per share and  undistributed net realized gains and unrealized gains of
    $0.00 per share, from June 1, 1998 (seed date) through June 29, 1998 (commencement of operations).
(c) Annualized.




See accompanying notes to financial statements


                            SCM STRATEGIC GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The SCM Strategic Growth Fund (the "Fund"), an open-ended investment company, is a diversified series of shares of beneficial interest of The SCM Investment Trust (the "Trust"). The Trust was organized on April 18, 1998 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of realized and unrealized capital appreciation. Current income is of secondary importance. The Fund will seek to achieve this objective by investing primarily in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund was initially seeded on June 1, 1998. The Fund had no net investment income, or net realized and unrealized gains from the seed date through the commencement of operations, or June 29, 1998. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               The Fund has capital loss carryforwards for federal income tax purposes of $734,020, $411,894 of which expires in the year 2007 and $322,126 of which expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


                                                                     (Continued)

                            SCM STRATEGIC GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 2000



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Shanklin Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.85% of the Fund's average daily net assets.

         The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.25% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $59,328 ($0.06 per share) for the year ended May 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's first $100 million of average daily net assets, and 0.125% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $12,106,175 and $10,659,224, respectively, for the year ended May 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the  Board of  Trustees  and   Shareholders  of  SCM  Investment   Trust  and
  Shareholders of SCM Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of SCM Strategic Growth Fund, including the portfolio of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended May 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of May 31, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SCM Strategic Growth Fund as of May 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Princeton, New Jersey
June 23, 2000

                      THIS PAGE FOR NOTES AND COMPUTATIONS

SCM Funds
P. O. Box 4365
Rocky Mount, NC  27803-0365